                                                                     EXHIBIT 4.1


NUMBER                               ANSYS                            SHARES
AD-                            DIAGNOSTICS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK                                                       COMMON STOCK
                                                               CUSIP 03662K 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that


is the registered holder of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 OF,

                            ANSYS Diagnostics, Inc.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ SUZANNE M. DAVID        ANSYS DIAGNOSTICS, INC.    /s/ STEPHEN V. SCHULTHEIS
-----------------------              SEAL              -------------------------
   SECRETARY                     OF DELAWARE                    PRESIDENT


COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION

                 TRANSFER AGENT
                 AND REGISTRAR,

By
   --------------------------------
           AUTHORIZED SIGNATURE

                            ANSYS Diagnostics, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- .........Custodian...............
TEN ENT -- as tenants by the entireties                                  (Cust)               (Minor)
JT TEN  -- as joint tenants with right of                                Under Uniform Gifts to Minors
           survivorship and not as tenants                               Act.............................
           in common                                                                 (State)

                                                    UNIF TRF MIN ACT -- .........Custodian (until age)...)
                                                                          (Cust)
                                                                        ...........under Uniform Transfers
                                                                          (Minor)
                                                                        to Minors Act.....................
                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within Corporation with full power of substitution in the premises.

Dated
      ------------------------------------

                                             X
                                               ---------------------------------

                                             X
                                               ---------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                               MUST CORRESPOND WITH THE NAME AS
                                               WRITTEN UPON THE FACE OF THE
                                               CERTIFICATE IN EVERY PARTICULAR
                                               WITHOUT ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By
  ------------------------------------------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.